Exhibit 10.1

Execution Version

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of September 21, 2022, and shall be effective as of the Closing (defined below), by and among (i) Avalon Acquisition Inc., a Delaware corporation (“Avalon”), (ii) The Beneficient Company Group, L.P., a Delaware limited partnership, which prior to the Effective Date of this Amendment shall have converted to a Nevada corporation bearing the name “Beneficient” (the “Company”), and (iii) the undersigned officer or director of Avalon and who, along with Avalon, the Sponsor, and other transferees of the applicable Avalon securities, is referred to as an “Insider” pursuant to the terms of the Original Agreement (defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Agreement (and if such term is not defined in the Original Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, Avalon and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of October 5, 2021 (the “Original Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Founder Shares that they may hold in connection with the completion of the proposed Business Combination, (ii) vote in favor of any proposed Business Combination for which the Company seeks approval, and (iii) certain transfer restrictions with respect to the Founder Shares;

WHEREAS, on or about the date hereof, (i) Avalon, (ii) the Company, (iii) Beneficient Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of the Company (“Merger Sub I”), and (iv) Beneficient Merger Sub II, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of the Company (“Merger Sub II”) have entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, subject to the terms and conditions thereof, among other matters, following the consummation of the Initial Recapitalization, Conversion and Contribution, (i) Merger Sub I shall, at the Avalon Merger Effective Time, be merged with and into Avalon, with Avalon continuing as the surviving entity in connection therewith (the “Avalon Merger”), and as a result of which, (x) Avalon shall become a wholly-owned subsidiary of the Company and (y) each issued and outstanding share of Avalon Common Stock immediately prior to the Avalon Merger Effective Time shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive Company Class A Common Shares, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law, and (ii) following consummation of the Avalon Merger, the surviving company of the Avalon Merger will merge with and into Merger Sub II, with Merger Sub II surviving;

WHEREAS, as of the date hereof, Insider is a holder of the common stock of Avalon which, upon consummation of the Avalon Merger, will be cancelled in exchange for the right to receive Company Class A Common Shares and Company Series A Preferred Stock; and

WHEREAS, pursuant to the Business Combination Agreement, and in view of the valuable consideration or benefits to be received by Insider by virtue thereof or thereunder, the parties hereto desire to amend the Original Agreement to (i) add the Company as a party thereto, (ii) have Insider, as holders of the Avalon Private Warrants, agree to amend the Avalon Private Warrants to waive the Insider’s rights to receive the Company Series A Preferred Stock upon exercise of an Avalon Private Warrant unless such exercise is after the Company Series A Preferred Stock Conversion Date (as defined in the Business Combination Agreement), and (iii) to revise the terms hereof in order to reflect the transactions contemplated by the Business Combination Agreement; and

WHEREAS, pursuant to Section 13 of the Original Agreement, the Original Agreement can be amended with the written consent by all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Addition of the Company as a Party to the Original Agreement. The parties hereby agree to add the Company as a party to the Original Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of Avalon under the Original Agreement shall be, and hereby are, assigned and delegated to the Company as if it were the original “Company” party thereto, and (ii) all references to the Company under the Original Agreement relating to periods from and after the Closing shall instead be a reference to Beneficient, a Nevada corporation. By executing this Amendment, the Company hereby agrees to be bound by and subject to all of the terms and conditions of the Original Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2.       Amendments to the Original Agreement. The parties hereby agree to the following amendments to the Original Agreement:

(a)       The defined terms in this Amendment, including within limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Original Agreement as if they were set forth therein.

(b)       The parties hereby agree that (i) the terms “Common Stock”, “Founder Shares” and “IPO Shares” as used in the Original Agreement shall include without limitation any and all Company Class A Common Shares into which any such securities will convert in the Avalon Merger and (ii) the term “Warrants” and “Private Placement Warrants” shall include without limitation any and all warrants to purchase Company Class A Common Shares and Company Series A Preferred Stock into which such securities will convert in the Avalon Merger pursuant to the terms of an Assignment, Assumption and Amendment to Warrant Agreement. The parties further agree that from and after the Closing, any reference (as applicable and as appropriate) in the Original Agreement to (A) Common Stock will instead refer to the Company Class A Common Shares (and any other securities of the Company or any successor entity issued in consideration of, including without limitation as a stock split, dividend or distribution, or in exchange for any of such securities), and (B) Warrants will instead refer to the Company Warrants (and any warrants of the Company or any successor entity issued in consideration of or in exchange for any of such warrants).

3.       Consent to Amendment of Avalon Private Warrants. Insider, as the holder of certain Private Placement Warrants issued pursuant to that certain Warrant Agreement, dated October 5, 2021, by and between Avalon and Continental Stock Transfer & Trust Company (the “Warrant Agreement”), hereby consents to an amendment to the Warrant Agreement providing that if a Private Placement Warrant is exercised on or prior to the Company Series A Preferred Stock Conversion Date, upon the exercise of such Private Placement Warrant, then Insider (on behalf of itself and its Permitted Transferees, as defined in the Warrant Agreement) shall only be entitled to receive Company Class A Common Shares and shall not be entitled to receive any Company Series A Preferred Stock (with the effect that the holder would only receive Company Series A Preferred Stock upon exercise of a Private Placement Warrant if such exercise occurred after the Company Series A Preferred Stock Conversion Date).

4.       Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing (the “Effective Date”). In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5.       Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Original Agreement, as amended by this Amendment (or as the Original Agreement and this Amendment may be further amended or modified in accordance with the terms thereof and hereof). Except as otherwise provided herein, the terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW)

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

AVALON:
AVALON ACQUISITION, INC.

By:
Name:
Title:

INSIDER:
By:
Name of Insider:

COMPANY:
THE BENEFICIENT COMPANY GROUP, L.P.

By:
Name:
Title:

Signature Page to

Amendment to Letter Agreement